DIRECT FINANCING LEASES (Detail) $ in Thousands	Dec. 31, 2015 USD ($) Property	Dec. 31, 2014 USD ($) Property
Leases, Capital [Abstract]
Minimum lease payments receivable	$ 4,320,876	$ 4,244,067
Less unearned income	(3,733,175)	(3,704,835)
Investment in direct financing leases - net	$ 587,701	$ 539,232
Properties subject to direct financing leases | Property	59	56